Related-party transactions	12 Months Ended
Dec. 31, 2024
Related party transactions [abstract]
Related-party transactions
5.34 Related-party transactions
In the year ended December 31, 2024, there have been some changes to related parties. As the business evolved, management reassessed the contract with Groupe Grimaud La Corbière SAS, Sevremoine (France) and its affiliate Vital Meat SAS. It was determined that they are no longer considered as related parties. Bpifrance, Maisons-Alfort (France) is still considered as related party with significant influence through a membership in the Company’s Board of Directors.
Additionally, there have been some changes in the key management personnel during the year. Since the transition to a one-tier governance model, in December 2023, the key management consists of the Board of Directors as well as the Executive Committee while until December 2023, it included the Management Board and the Supervisory Board.
5.34.1 Rendering of services
Transactions with related parties are carried out similar to those of the market:

	Year ended December 31,
in € thousand	2024	2023	2022
Provision of services:
Operating activities	391	260	1,200
Financing activities	194	76	8
PROVISION OF SERVICES	585	335	1,208
Services provided by Valneva to Groupe Grimaud La Corbière SAS, a shareholder of Valneva, were considered related party transactions until September 30, 2024 and consist of services within a collaboration and research license agreement and of the provision of premises and equipment and sale of patents and cells.
Operating activities include Valneva’s agreement with Vital Meat SAS, an affiliate of Group Grimaud La Corbière SAS, to which Valneva transferred certain assets (patent and cell lines) for a consideration of €1.0 million in the year ended December 31, 2022.
From June 2022 onward, Bpifrance qualifies as a related party since it is a shareholder of Valneva with significant influence through its membership of the Company's Board of Directors. Valneva has borrowed amounts amounting to 80% of French Tax Authorities receivables relating to Research Tax Credits for 2021, 2022 and 2023 from Bpifrance. The total amount borrowed from Bpifrance is €3.5 million. A commitment fee of 0.5% as well as interest at the EURIBOR one-month average rate of the previous month (the rate mentioned is a variable rate deducted at nil percent if it were to be negative) plus 1.7% p.a. is applicable to these borrowed amounts (see table above).
The borrowings related to the Research Tax Credits outstanding:

in € thousand	Amount	Grant date
BPI payable relating to Research tax credit 2021	1,419	November 2022
BPI payable relating to Research tax credit 2022	1,198	December 2023
BPI payable relating to Research tax credit 2023	910	November 2024
5.34.2 Key management compensation
The aggregate compensation of the key management (including Executive Committee and Board of Directors) was as follows:

	Year ended December 31,
in € thousand	2024	2023	2022
Salaries and other short-term employee benefits	4,624	3,439	3,172
Other long-term benefits	83	52	45
Share-based payments (expense of the year)	3,128	2,145	722
KEY MANAGEMENT COMPENSATION	7,835	5,636	3,939

In the year ended December 31, 2024, the aggregate compensation of the members of the Company’s Executive Committee (former Management Board) amounted to €7.4 million (2023: €5.2 million, 2022: €3.6 million) and represents primarily salaries and share-based payments. The increase in ‘Salaries and other short-term employee benefits’ relates to additional two Executive Committee members. ‘Share-based payments’ increased due to the new free ordinary shares and stock options granted during 2024.
The presented key management compensation includes that of the Board of Directors in the amount of €0.5 million for the year ended December 31, 2024 (2023: €0.5 million; 2022: €0.4 million).